Exhibit 99.1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
Goozex, Inc.

We have audited the accompanying balance sheets of Goozex, Inc. (the “Company”) as of December 31, 2011 and 2010, and the related statements of operations, changes in stockholders’ equity, and cash flows for the years ended December 31, 2011 and 2010. The Company’s management is responsible for these financial statements.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Goozex, Inc. as of December 31, 2011 and 2010, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2011 in conformity with accounting principles generally accepted in the United States of America.

/s/ Friedman LLP

East Hanover, New Jersey

June 15, 2012, except for Note 1 and 6, as to which the date is December 11, 2012

GOOZEX, INC.

BALANCE SHEETS

	December 31,
	2011	2010
ASSETS
Current assets
Cash and cash equivalents	$15,049	$10,678
Accounts receivable, net of allowance for doubtful
accounts of $7,350 in 2011 and 2010	2,391	4,152
Other	-	10,000
Total current assets	17,440	24,830

Property and equipment, at cost, less accumulated
depreciation and amortization	125,819	163,994

	$143,259	$188,824

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable and accrued expenses	$4,750	$36,675
Deferred revenues	108	943
Total current liabilities	4,858	37,618

Commitments and contingencies

Stockholders' equity
Common stock, $0.10 par value, 100,000 shares authorized;
34,546 and 34,165 shared issued and outstanding	3,455	3,417
Additional paid in capital	243,072	228,710
Accumulated deficit	(108,126)	(80,921)

Total Stockholders' Equity	138,401	151,206
Total Liabilities and Stockholders' Equity	$143,259	$188,824

See notes to financial statements

GOOZEX, INC.

STATEMENTS OF OPERATIONS

	Year Ended December 31,
	2011	2010

Revenues
Trading revenues	$122,942	$378,223
Shipping label revenues	98,283	170,187
Advertising revenues	7,945	14,954
Affiliate sales	3,294	35,574
	232,464	598,938

Cost of Revenues	89,256	160,410
Gross profit	143,208	438,528

Operating expenses
Depreciation	38,175	34,832
Selling, general and administrative expenses	157,243	438,188
	195,418	473,020
Operating loss	(52,210)	(34,492)

Other income
Option to purchase expiration income	25,000	-
Interest income	5	510
	25,005	510
Net loss	$(27,205)	$(33,982)

Basic and diluted net loss per common share	$(0.80)	$(1.01)

Weighted Average Number of Common Shares Outstanding - basic and diluted	34,166	33,731

See notes to financial statements

GOOZEX, INC.

STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
YEARS ENDED DECEMBER 31, 2011 AND 2010

	Common Stock		Additional Paid In		Total Stockholders'
	Shares	Amount	Capital	Accumulated Deficit	Equity

Balance, December 31, 2009	33,670	$3,367	$208,157	$(46,939)	$164,585

Stock based compensation	495	50	20,553	-	20,603

Net Loss	-	-	-	(33,982)	(33,982)

Balance, December 31, 2010	34,165	3,417	228,710	(80,921)	151,206

Stock based compensation	381	38	14,362	-	14,400

Net loss	-	-	-	(27,205)	(27,205)

Balance, December 31, 2011	34,546	$3,455	$243,072	$(108,126)	$138,401

See notes to financial statements

GOOZEX, INC.

STATEMENTS OF CASH FLOWS

	Year Ended December 31,
	2011	2010
Cash flows from operating activities
Net loss	$(27,205)	$(33,982)
Adjustments to reconcile net loss to net cash (used in)
provided by operating activities
Allowance for doubtful accounts	-	7,350
Depreciation and amortization	38,175	34,832
Stock based compensation	14,400	20,603
Option to purchase expiration	(25,000)	-
Changes in assets and liabilities
Accounts receivable	1,762	16,800
Other receivable	10,000	-
Accounts payable and accrued expenses	(31,925)	16,635
Deferred revenues	(836)	2,980
Net cash (used in) provided by operating activities	(20,629)	65,218

Cash flows from investing activities
Purchases of property and equipment	-	(70,770)

Cash flows from financing activities
Proceeds from option to purchase expiration	25,000	-

Net increase (decrease) in cash and cash equivalents	4,371	(5,552)
Cash and cash equivalents, beginning of year	10,678	16,230
Cash and cash equivalents, end of year	15,049	10,678

See notes to financial statements

GOOZEX, INC.

NOTES TO FINANCIAL STATEMENTS

1 -   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Background and Nature of Operations
Goozex, Inc. (the “Company”) is a Maryland based corporation headquartered in College Park, near Washington, D.C. Founded in 2006, the Company operates a peer-to-multi-peer network that connects people across North America to trade video games and movies.

The Company manages thousands of trades per day between users on a safe, secure, and legal network.  Members trade their products to other members and receive credit in the form of “Points”.  Members use their “Points” to order other products from other members.  All items are assigned a specific value in Points by Goozex, and a transaction fee, “Token”, is charged to the recipient member in each trade.

Goozex, Inc. offers its members printable shipping labels to use when shipping their items to other members in a trade.  The Company charges members the cost of shipping and an additional fee for the shipping labels.  The Company also generates revenue from advertising on its website and from referral fees paid by other online retailers.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Cash and Cash Equivalents
The Company’s cash balances are maintained at one bank.  Balances are insured by the Federal Deposit Insurance Corporation subject to certain limitations.  For purposes of the statement of cash flows, the Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

Accounts Receivable and Allowance for Doubtful Accounts
Accounts receivable are stated at the amount management expects to collect from outstanding balances.  The Company maintains an allowance for doubtful accounts for estimated losses resulting from the inability of customers to make required payments.  This allowance is based on specific customer account reviews and historical collections experience.  If the financial condition of the Company’s funding parties or customers were to deteriorate, resulting in an impairment of their ability to make payments, an additional allowance may be required.

The Company performs ongoing credit evaluations of its customers and does not require collateral.

Property and Equipment
Property and equipment are stated at cost and are depreciated using the straight-line method over the estimated useful lives of the related assets, generally five to seven years.  Property and equipment are carried at cost less accumulated depreciation and amortization.  Maintenance and repairs are expensed as incurred, while betterments and major remodeling costs are capitalized. Cost incurred in developing the trading network infrastructure are capitalized and included in property and equipment.  These costs are amortized over their estimated useful lives from the date the network developments become operational.

Impairment of Long-Lived Assets

Long-lived assets to be held and used are reviewed for impairment whenever events or circumstances indicate that the carrying value of such assets may not be recoverable.  Determination of recoverability is generally based on an estimate of undiscounted cash flows resulting from the use of the asset and its eventual disposition.  If the evaluation indicates that the carrying amount of an asset is not recoverable from our undiscounted cash flows, then an impairment loss is measured by comparing the carrying amount of the asset to its fair value.  No impairments have occurred to date.

Revenue Recognition
The Company recognizes revenue from transactions fees, “Tokens”, and shipping label revenues, at the time of sale.  In addition to “Points” earned in trades, members can also purchase “Points” from the Company in order to make trades.  Revenue from the sales of “Points” is recognized at the time of sale.  “Tokens” and “Points” are non-refundable per the Terms of Use.  Advertising revenues are recorded upon the advertisement being displayed on the Company’s website.  Gift cards sold to customers are recognized as a liability on the balance sheet until redeemed.  Revenue from affiliate sales consists of referral fees paid by online retailers.  Revenue is recognized on these transactions as earned.

Deferred Revenues
The Company establishes a liability upon the sale of gift cards.  Revenue is subsequently recognized when the gift cards are redeemed.  In addition, income is recognized on unused customer liabilities to the extent that Management believes the likelihood of redemption by the customer is remote, based on historical redemption patterns.

Advertising
The Company expenses advertising costs as incurred.  Advertising expense for the years ended December 31, 2011 and 2010 was $7,077 and $29,183, respectively.

Guarantees
The Company provides its customers a guarantee against the loss or damage of products during shipping.  Customers will be refunded the transaction fee and any points used to purchase an undelivered or damaged item upon providing proof that the item was shipped but not delivered.  Management considers the potential liability associated with the guarantee to be minimal and therefore no liability is reflected in these financial statements.

Stock Based Compensation
The Company expenses all share-based payments, including stock options, to be based on their value over the required award service period.  The Company uses the straight line method to recognize compensation expense related to share-based payments.  For the Company’s non-employees, share-based expense is recorded in accordance with FASB ASC subtopic 505-50, “Equity-Based Payments to Non-Employees”.

Net Income per Common Share
Basic net income per common share is computed by dividing the net income available to common stockholders by the weighted average number of shares outstanding during the period.

Subsequent Events
These financial statements were approved by management and available for issuance on December 11, 2012.  Management has evaluated subsequent events through this date.

2 -   PROPERTY AND EQUIPMENT

Property and equipment consists of the following as of December 31, 2011 and 2010:

	2011	2010

IT infrastructure	$265,500	$265,500
Furniture and equipment	1,234	1,234
	266,734	266,734
Less - Accumulated depreciation and amortization	140,915	102,740
	$125,819	$163,994

3 -   INCOME TAXES

The net operating loss carryforward at December 31, 2011 and 2010 attributable to the Company is approximately $108,000 and $81,000 respectively.  These net operating loss carryforwards are expected to expire between 2026 and 2031.  An allowance has been established for the full amount of the gross deferred tax asset due to the uncertainty of utilizing the deferred taxes in the future.

The Company’s tax returns for fiscal years 2007 through 2011 are currently open to audit by the tax authorities under the statue limitations for relevant federal and state jurisdictions.

4 -   RELATED PARTY TRANSACTIONS

The Company’s trading network infrastructure was developed and operated by i3 S.r.l.  An employee of i3 S.r.l is a founder and 18% shareholder of the Company.  i3 S.r.l charges Goozex a monthly fee for management and support of the Company’s network.

During the years ended December 31, 2011 and 2010, the amount of fees charged for these services totaled $13,600 and $24,000, respectively.  At December 31, 2011 and 2010, $0 and $18,000, respectively, remains payable and is included in accounts payable.

On May 1, 2008, the Company entered into an agreement with MTECH (a technology incubator at the University of Maryland) for the use of office space owned by the University and other services provided by MTECH.  The agreement had an initial term of two years, with an option to extend for up to two one-year periods.  The Company has extended for both of the additional periods.  In return for an annual stock installment, MTECH provides office space and other services at a very low monthly cost.  Under the terms of the agreement, the Company is obligated to provide stock consideration each year on the anniversary date equal to 1% of the fully diluted equity in the Company.

At December 31, 2011 and 2010, MTECH was a 4% and 3% shareholder, respectively.  During the years ended December 31, 2011 and 2010, $2,182 and $1,897 was paid to MTECH and 381 and 377 shares of common stock, respectively were issued for rent and other services.  Management has estimated the fair value of the office rent at $14,400 for the years ended 2011 and 2010, which has been recorded as an expense and additional paid capital in both years.

5 -   OPTION TO PURCHASE EXPIRATION

On August 30, 2011, the Company entered into a Letter of Intent agreement with a potential purchaser of the Company.  Under the terms of the agreement, the purchaser was to acquire Goozex by the end of October 2011.  A break-up fee in the amount of $25,000 was to be paid in the event that the agreement was not closed by October 31, 2011.  The agreement did not close on time and in November, 2011 the purchaser withdrew.  The $25,000 break-up fee was retained by the Company and is recorded in these financials as “Option to purchase expiration income”.

6 -   SUBSEQUENT EVENTS

On November 15, 2012, the Company was acquired by Bay Acquisition Corp (“Bay”).  Bay’s common stock trades on over the counter under the symbol “SLGI”.  As a result of this transaction, the Company believes that Bay can provide sufficient liquidity to fund the company’s operation through December 31, 2013.

GOOZEX, INC.

BALANCE SHEETS
(UNAUDITED)

	June 30,	December 31,
	2012	2011
ASSETS
Current assets
Cash and cash equivalents	$5,973	$15,049
Accounts receivable, net of allowance for doubtful
accounts of $0 and $7,350 in 2011 and 2010, respectively	2,327	2,391
Total current assets	8,300	17,440

Property and equipment, at cost, less accumulated
depreciation and amortization	106,731	125,819

	$115,031	$143,259
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable and accrued expenses	$14,325	$4,750
Deferred revenues	108	108
Total current liabilities	14,433	4,858

Commitments and contingencies

Stockholders' equity
Common stock, $0.10 par value, 100,000 shares authorized;
34,546 and 34,546 shared issued and outstanding	3,455	3,455
Additional paid in capital	243,072	243,072
Accumulated deficit	(145,929)	(108,126)

Total Stockholders' Equity	100,598	138,401
Total Liabilities and Stockholders' Equity	$115,031	$143,259

See notes to financial statements

GOOZEX, INC.

STATEMENTS OF OPERATIONS
(UNAUDITED)

	Six Months Ended June 30,
	2012	2011

Revenues
Trading revenues	$42,408	$68,138
Shipping label revenues	36,359	54,372
Advertising revenues	3,080	3,990
Affiliate sales	869	2,014
	82,716	128,514

Cost of Revenues	32,660	49,726
Gross profit	50,056	78,788

Operating expenses
Depreciation	19,088	19,087
Selling, general and administrative expenses	68,771	85,493
	87,859	104,580
Net loss	$(37,803)	$(25,792)

Basic and diluted net loss per common share	$(1.09)	$(0.75)

Weighted Average Number of Common Shares Outstanding - basic and diluted	34,546	34,292

See notes to financial statements

GOOZEX, INC.

STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
YEAR ENDED JUNE 30, 2012
(UNAUDITED)

	Common Stock		Additional Paid In		Total Stockholders'
	Shares	Amount	Capital	Accumulated Deficit	Equity

Balance, December 31, 2011	34,546	$3,455	$243,072	$(108,126)	138,401

Stock based compensation	-	-	7,200	-	7,200

Net Loss	-	-	-	(45,002)	(45,002)

Balance, December 31, 2012	34,546	$3,455	$250,272	$(153,128)	100,599

See notes to financial statements

GOOZEX, INC.

STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Six Months Ended June 30,
	2012	2011
Cash flows from operating activities
Net loss	$(37,803)	$(25,792)
Adjustments to reconcile net loss to net cash (used in)
provided by operating activities
Allowance for doubtful accounts	(7,350)	(7,350)
Depreciation and amortization	19,088	19,087
Stock based compensation	-	7,200
Changes in assets and liabilities
Accounts receivable	7,414	8,394
Other receivable	-	10,000
Accounts payable and accrued expenses	9,575	(10,505)
Deferred revenues	-	(838)
Net cash (used in) provided by operating activities	(9,076)	196

Net (decrease) increase in cash and cash equivalents	(9,076)	196
Cash and cash equivalents, beginning of period	15,049	10,678
Cash and cash equivalents, end of period	$5,973	$10,874

See notes to financial statements

GOOZEX, INC.

NOTES TO FINANCIAL STATEMENTS

1 -   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Background and Nature of Operations
Goozex, Inc. (the “Company”) is a Maryland based corporation headquartered in College Park, near Washington, D.C. Founded in 2006, the Company operates a peer-to-multi-peer network that connects people across North America to trade video games and movies.

The Company manages thousands of trades per day between users on a safe, secure, and legal network.  Members trade their products to other members and receive credit in the form of “Points”.  Members use their “Points” to order other products from other members.  All items are assigned a specific value in Points by Goozex, and a transaction fee, “Token”, is charged to the recipient member in each trade.

Goozex, Inc. offers its members printable shipping labels to use when shipping their items to other members in a trade.  The Company charges members the cost of shipping and an additional fee for the shipping labels.  The Company also generates revenue from advertising on its website and from referral fees paid by other online retailers.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Cash and Cash Equivalents
The Company’s cash balances are maintained at one bank.  Balances are insured by the Federal Deposit Insurance Corporation subject to certain limitations.  For purposes of the statement of cash flows, the Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

Accounts Receivable and Allowance for Doubtful Accounts
Accounts receivable are stated at the amount management expects to collect from outstanding balances.  The Company maintains an allowance for doubtful accounts for estimated losses resulting from the inability of customers to make required payments.  This allowance is based on specific customer account reviews and historical collections experience.  If the financial condition of the Company’s funding parties or customers were to deteriorate, resulting in an impairment of their ability to make payments, an additional allowance may be required.

The Company performs ongoing credit evaluations of its customers and does not require collateral.

Property and Equipment
Property and equipment are stated at cost and are depreciated using the straight-line method over the estimated useful lives of the related assets, generally five to seven years.  Property and equipment are carried at cost less accumulated depreciation and amortization.  Maintenance and repairs are expensed as incurred, while betterments and major remodeling costs are capitalized. Cost incurred in developing the trading network infrastructure are capitalized and included in property and equipment.  These costs are amortized over their estimated useful lives from the date the network developments become operational.

Impairment of Long-Lived Assets

Long-lived assets to be held and used are reviewed for impairment whenever events or circumstances indicate that the carrying value of such assets may not be recoverable.  Determination of recoverability is generally based on an estimate of undiscounted cash flows resulting from the use of the asset and its eventual disposition.  If the evaluation indicates that the carrying amount of an asset is not recoverable from our undiscounted cash flows, then an impairment loss is measured by comparing the carrying amount of the asset to its fair value.  No impairments have occurred to date.

Revenue Recognition
The Company recognizes revenue from transactions fees, “Tokens”, and shipping label revenues, at the time of sale.  In addition to “Points” earned in trades, members can also purchase “Points” from the Company in order to make trades.  Revenue from the sales of “Points” is recognized at the time of sale.  “Tokens” and “Points” are non-refundable per the Terms of Use.  Advertising revenues are recorded upon the advertisement being displayed on the Company’s website.  Gift cards sold to customers are recognized as a liability on the balance sheet until redeemed.  Revenue from affiliate sales consists of referral fees paid by online retailers.  Revenue is recognized on these transactions as earned.

Deferred Revenues
The Company establishes a liability upon the sale of gift cards.  Revenue is subsequently recognized when the gift cards are redeemed.  In addition, income is recognized on unused customer liabilities to the extent that Management believes the likelihood of redemption by the customer is remote, based on historical redemption patterns.

Advertising
The Company expenses advertising costs as incurred.  Advertising expense for the six months ended June 30, 2012 and 2011 was approximately $2,300 and $4,600, respectively.

Guarantees
The Company provides its customers a guarantee against the loss or damage of products during shipping.  Customers will be refunded the transaction fee and any points used to purchase an undelivered or damaged item upon providing proof that the item was shipped but not delivered.  Management considers the potential liability associated with the guarantee to be minimal and therefore no liability is reflected in these financial statements.

Stock Based Compensation
The Company expenses all share-based payments, including stock options, to be based on their value over the required award service period.  The Company uses the straight line method to recognize compensation expense related to share-based payments.  For the Company’s non-employees, share-based expense is recorded in accordance with FASB ASC subtopic 505-50, “Equity-Based Payments to Non-Employees”.

Net Income per Common Share
Basic net income per common share is computed by dividing the net income available to common stockholders by the weighted average number of shares outstanding during the period.

Subsequent Events
These financial statements were approved by management and available for issuance on December 11, 2012. Management has evaluated subsequent events through this date.

2 -   PROPERTY AND EQUIPMENT

Property and equipment consists of the following as of June 30, 2012 and December 31, 2011:

	June 30,	December 31,
	2012	2011

IT infrastructure	$265,500	$265,500
Furniture and equipment	1,234	1,234
	160,003	266,734
Less - Accumulated depreciation and amortization	160,003	140,915
	$106,731	$125,819

3 -   INCOME TAXES

The net operating loss carryforward at June 30, 2012 and December 31, 2011 attributable to the Company is approximately $145,000 and $108,000, respectively.  These net operating loss carryforwards are expected to expire between 2026 and 2032.  An allowance has been established for the full amount of the gross deferred tax asset due to the uncertainty of utilizing the deferred taxes in the future.

The Company’s tax returns for fiscal years 2007 through 2011 are currently open to audit by the tax authorities under the statue limitations for relevant federal and state jurisdictions.

4 -   RELATED PARTY TRANSACTIONS

The Company’s trading network infrastructure was developed and operated by i3 S.r.l.  An employee of i3 S.r.l is a founder and 18% shareholder of the Company.  i3 S.r.l charges Goozex a monthly fee for management and support of the Company’s network.

During the six months ended June 30, 2012 and 2011, the amount of fees charged for these services totaled $4,900 and $0, respectively.  At June 30, 2012 and December 31, 2011, $4,900 and $0, respectively, remains payable and is included in accounts payable.

On May 1, 2008, the Company entered into an agreement with MTECH (a technology incubator at the University of Maryland) for the use of office space owned by the University and other services provided by MTECH.  The agreement had an initial term of two years, with an option to extend for up to two one-year periods.  The Company extended for both of the additional periods, with the agreement terminating in May 2012.  In return for an annual stock installment, MTECH provided office space and other services at a very low monthly cost.  Under the terms of the agreement, the Company was obligated to provide stock consideration each year on the anniversary date equal to 1% of the fully diluted equity in the Company.

At June 30, 2012 and December 31, 2011, MTECH was a 5% and 4% shareholder, respectively.  During the six months ended June 30, 2012 and 2011, $760 and $1,041 was paid to MTECH and 385 and 381 shares of common stock, respectively were issued for rent and other services.  Management has estimated the fair value of the office rent at $4,800 and $7,200 for the six months ended June 30, 2012 and 2011, respectively, which has been recorded as an expense and additional paid capital in both years.

5 -   OPTION TO PURCHASE EXPIRATION

On August 30, 2011, the Company entered into a Letter of Intent agreement with a potential purchaser of the Company.  Under the terms of the agreement, the purchaser was to acquire Goozex by the end of October 2011.  A break-up fee in the amount of $25,000 was to be paid in the event that the agreement was not closed by October 31, 2011.  The agreement did not close on time and in November, 2011 the purchaser withdrew.  The $25,000 break-up fee was retained by the Company and is recorded in these financials as “Option to purchase expiration income”.

6 -   SUBSEQUENT EVENTS

On November 15, 2012, the Company was acquired by Bay Acquisition Corp (“Bay”).  Bay’s common stock trades on over the counter under the symbol “SLGI”.  As a result of this transaction, the Company believes that Bay can provide sufficient liquidity to fund the company’s operation through December 31, 2013.